                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKING LONG-TERM GROWTH OF CAPITAL,
CURRENT INCOME AND GROWTH OF INCOME

KEMPER U.S. GROWTH AND INCOME FUND

  "... Some of the fund's largest holdings ... made strong gains. Their relative size in the portfolio made those gains even more meaningful. ..."



                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
INDUSTRY SECTORS
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO FINANCIAL
STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
SHAREHOLDERS' MEETING

At A GLANCE
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND INCOME
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)
                                  [BAR GRAPH]
--------------------------------------------------------------------------------

KEMPER U.S. GROWTH AND INCOME FUND CLASS A        12.44
KEMPER U.S. GROWTH AND INCOME FUND CLASS B        11.96
KEMPER U.S. GROWTH AND INCOME FUND CLASS C        11.86
LIPPER GROWTH AND INCOME FUNDS CATEGORY AVERAGE*  20.06
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                              AS OF     AS OF
                                                             4/31/99   9/30/98
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND
INCOME FUND CLASS A                                           $10.18    $9.12
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND
INCOME FUND CLASS B                                           $10.17    $9.12
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND
INCOME FUND CLASS C                                           $10.16    $9.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND INCOME FUND
LIPPER RANKINGS AS OF 3/31/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY

                   CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------
1-YEAR             #636 of 808 funds     #648 of 808 funds     #649 of 808 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

                                     CLASS A          CLASS B       CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND                      $.1375           $.0678        $.0697
--------------------------------------------------------------------------------



TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------


[MORNINGSTAR EQUITY STYLE BOX]

SOURCE: Data provided by Morningstar, Inc. Chicago, IL (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculation by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.

THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE
DAY. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN ASSET ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THIS FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON AN ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS. MORNINGSTAR HAS PLACED KEMPER U.S. GROWTH AND INCOME FUND IN THE LARGE VALUE CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

VALUE STOCKS Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

GROWTH STOCKS Growth stocks are expected to experience rapid growth resulting from strong sales, talented management and a dominant market position. Because these stocks are in demand, you'll find that they're generally more expensive than value stocks.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR Stocks usually found in related industries. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

MARKET CAPITALIZATION Refers to the total value of a company's outstanding stock (share price multiplied by the outstanding number of shares).

NARROW MARKET Describes a security market in which most of the gains are earned by only a small group of companies. In 1998, a narrow market existed in which only the largest growth-style stocks enjoyed particularly robust gains.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Throughout April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. But those gains don't tell the whole story -- investors in the first four months of the year have endured significant volatility. What drove the climb to 11,000 and what, at the same time, has led to investor anxiety?

  Driving the market, in part, was consumer confidence. In the first quarter of 1999, consumer spending surged 6.7 percent -- the largest rise in 11 years. The market's rise seems to have buoyed consumer confidence, which rose for the sixth consecutive month in April. And, the resilience of the economy has bolstered more optimistic expectations for the next six months.

  Inspiring consumer confidence also were the lowest levels of inflation in a generation. As measured by the consumer price index (CPI), inflation has been between 1 1/2 and 2 percent, compared to approximately 4 percent in the beginning of the 1990s and 10-12 percent in the beginning of the 1980s. Still, inflation worries have been seeping into the market. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks as if it will remain low at about 2 percent this year.

  Also contributing to consumer confidence, short-term and long-term interest rates remained low over the first quarter, and can be expected to remain so. Today's Fed policy is reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. Consequently, we expect no changes in short-term interest rates during May and June, and there's only a small chance that the Fed will raise interest rates in the second half of the year. Moreover, the federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially from households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  Such a positive environment is exactly what poses risk for investors, and is key to understanding recent volatility in the market. A stronger economy has the potential to feed inflation fears and drive up interest rates. Events on April 30 illustrated the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. The steady stream of positive economy's news prompted a sell-off in the markets based on fears that the strong pace of economic growth will eventually lead to higher inflation. The benchmark 30-year Treasury bond fell nearly 2 points (close to $20 for a bond with a $1,000 face amount) as the yield shot up to 5.657 percent. It was the biggest one-day plunge in bonds in two months. Bonds, in turn, pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggested continued growth as we moved into the second quarter of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy in the past three or four years. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices were rising as the economy was growing, the Fed would most likely raise short-term interest rates, which would change the financial market outlook. But again, that isn't happening right now.

  However, we do see some vulnerability. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which will most likely lead to the central bank lowering interest rates in order to boost domestic spending. In many countries in Europe, there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgages are reduced and homeowners

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF MARCH 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

spend money elsewhere. This has a huge impact on consumer spending, and will help European equities in the long term. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.
  But don't forget that international crises have the potential to affect the U.S. markets drastically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates.
  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation -- these are particularly older investors who are accustomed to inflation accompanying growth. But we currently just don't see the pressure toward inflation at all, so there's no reason to want a slowdown. The best approach now, as in any market, is to diversify and invest for the long term.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF MAY 5, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[ENSINGER PHOTO]

LORI J. ENSINGER IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. SHE HAS OVER 15 YEARS OF INVESTMENT EXPERIENCE, JOINING THE ORGANIZATION IN 1993. SHE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE FUND'S SEMIANNUAL PERIOD, MARKET RETURNS WERE DOMINATED BY THE PHENOMENAL PERFORMANCE OF THE LARGEST GROWTH STOCKS. KEMPER U.S. GROWTH AND INCOME FUND'S LEAD PORTFOLIO MANAGER LORI ENSINGER, REPORTS HOW SHE MANAGED FOR VALUE AND LED THE FUND TO GAINS IN SUCH A NARROW, GROWTH-ORIE\NTED STOCK MARKET.

Q     BEFORE WE DISCUSS THE FUND SPECIFICALLY, CAN YOU TELL US ABOUT WHAT'S BEEN
GOING ON IN THE STOCK MARKET?

A     On the surface, it may appear that the market as a whole performed quite well over the last six months. The Standard & Poor's 500 Stock Index, which is generally considered representative of the overall stock market, gained 27.3 percent from October 1, 1998 through March 31, 1999. But the reality is that, for most of the six-month period, more stocks lost ground than gained. And value-style stocks -- those in which the fund invests -- underperformed their growth counterparts.

  Most of the S&P's gains came from a small group of the largest growth stocks -- primarily from the technology sector and Internet-related industries. The S&P's return is "cap-weighted" meaning that the larger a company's market capitalization (see Terms To Know), the greater portion of the index return it represents. The S&P's return looks much different when a straight average is taken from the returns of each of its 500 companies. That equal-weighted return is 18.87 percent for the last six months.

Q     WHAT HAS CAUSED THIS DISPARITY IN THE MARKET?

A     The divergence between growth stocks and value stocks was sparked, in our opinion, by the surge in uncertainty that occurred in the wake of last year's Asian crisis, Russian debt default, hedge fund bailouts and credit crunch. Investors typically favor growth stocks during times of uncertainty, when fear and pessimism increase. Why? Because the earnings of large consumer-growth companies tend to be less volatile than those of other companies such as industrials. Investors, therefore, perceive the largest growth companies to be "safer."

  Since 1997 the flight to perceived safety has gained momentum. Early in this cycle, the market's strength was broad. However, as the trend continued and investors became more interested in the Internet, the leaders dwindled. Nearly all of the market's leadership came from companies like Microsoft, America Online, Yahoo and other technology and Internet-related companies. As a result, the prices of this group of stocks soared to extreme levels, while most other stocks -- including value stocks lagged.

Q     DO YOU BELIEVE THIS TWO-TIERED MARKET DISPARITY REPRESENTS A FUNDAMENTAL
SHIFT?

A No. We believe this divergence is a cyclical, (temporary) phenomenon, and not a secular paradigm shift. The divergence began in the third quarter of 1997 -- when the first Asian devaluation occurred. The resulting global uncertainty quickly gained momentum. The sheer magnitude of the gap between the tiers has clouded the reality that the issues that sparked the disparity in the first place -- particularly the economic

PERFORMANCE UPDATE

crises in Asia -- have begun to abate. We believe that sooner, rather than later, investors will realize that the global economy is indeed stable, if not improving. At that point, we expect that market valuations will revert back to more normal levels, and value stocks will get revalued upward, and growth stocks will get revalued downward. We began to see signs of this in February and expect to see more in the coming months.

  In our opinion, Asia's economies have bottomed out, which we believe will be good for value stocks, specifically commodity-cyclical stocks. Commodity-cyclicals include companies that produce paper, chemicals and metals. Asia is a big producer of many commodities. Over the last 18 months Asia's domestic demand for these products stalled, causing Asian manufacturers to flood the global export market with product, putting severe pressure on prices. As Asia recovers and internal demand goes up, Asian manufacturers should pull back their exports, leading to a firming in global pricing.

Q      HOW DID THE FUND PERFORM IN THIS NARROW MARKET?

A      The fund's Class A shares gained 12.44 percent (unadjusted for any sales charge) for the six-month period. We were pleased with this performance -- especially in light of the narrow market. By comparison, the Lipper Growth And Income Category returned an average of 20.06 percent for the same period. It's important to remember however, that this category is made up of both growth and value oriented funds.

Q      HOW LONG WILL IT TAKE FOR THE MARKET TO BROADEN?

A      It's hard to say. Based on the extremely high P/Es of some growth stocks, we would have expected the turn before this point. We don't think, however, that this narrow market can continue much longer, especially in light of the strong global economy.

  Another signpost for value coming back into favor is interest rates. As fears of deflation have abated we have seen long-term market interest rates begin to move higher. Expensively-valued growth stocks are the most vulnerable to rising interest rates. Stable to moderately higher market rates, however, should be positive for value stocks. Slightly higher rates mean that cyclical stocks -- those whose fortunes rise and fall with the economy -- will likely do better as global economic growth improves.

Q      WHAT WORKED WELL IN THE PORTFOLIO DURING THE PERIOD?

A      There were three positive factors.

  1. The fund's telecommunications holdings performed extremely well. These core holdings benefited from increased Internet usage. Companies like Corning, Frontier and Sprint are what we call the "toll takers" of the Internet. They provide critical services (such as bandwidth) that make hook-ups to the Internet possible.

  2. Our consumer staples and health care companies buoyed the fund. We enjoyed strong performance from companies like Avon and American Home Products and Bristol-Myers Squibb.

  3. Finally some of the fund's largest holdings -- Ford, Xerox and BankAmerica -- made strong gains. Their relative size in the portfolio made those gains even more meaningful.

Q      WHAT ABOUT DISAPPOINTMENTS?

A      At the fund's inception -- January 30, 1998 -- we positioned the portfolio with an overweight in cyclical stocks. We believed the valuations of these stocks already discounted a recessionary scenario. However, the depth of the Asian crisis was more severe than we anticipated and these stocks didn't hold up. Although we were a little early to the party, we are gratified by the significant gains these stocks have made in the last two months.

  Secondly, our financial stocks did not perform as strongly as we would have liked. We had reduced our position in banks after the Russian devaluation last summer, which was beneficial for the fund. However, money-center banks rallied sharply in late 1998, and our exposure was still limited, not enabling us to take full advantage of the rebound.

  Finally we had added to our Real Estate Investment Trusts (REITs), last year. We believed they offered the potential for capital appreciation and, because of their high dividend yields, some downside protection for the fund. There was a credit crunch last fall that hurt the REIT market as lenders slowed down their financing. As money became more difficult to come by, the planned expansion of many REITs tapered off.

Q      WHAT'S YOUR OUTLOOK FOR KEMPER U.S. GROWTH AND INCOME FUND?

A      We don't believe the volatility in the market is over yet, but we do believe the fund is well positioned to benefit if the market broadens. We expect that the first beneficiaries of a market turn will be cyclical stocks followed by the broader value market.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on March 31, 1999, and on September 30, 1998.

                                  [BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND             KEMPER U.S. GROWTH AND
                                                                   INCOME FUND ON 3/31/99             INCOME FUND ON 9/30/98
                                                                   ----------------------             ----------------------
Utilities                                                                  16.40                              22.30
Finance                                                                    15.40                              22.60
Basic industries                                                           14.10                              15.50
Capital goods                                                              12.80                               1.70
Energy                                                                     10.60                              10.90
Consumer non-durables                                                      10.30                               8.50
Health care                                                                 7.50                               7.00
Transportation                                                              4.70                               3.30
Technology                                                                  4.60                               2.00
Consumer durables                                                           3.60                               6.20

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of Kemper U.S. Growth And Income Fund represented on March 31, 1999, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

                                  [BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND           STANDARD & POORS 500 STOCK
                                                                   INCOME FUND ON 3/31/99                INDEX ON 3/31/99
                                                                   ----------------------           --------------------------
Utilities                                                                  16.40                              10.00
Finance                                                                    15.40                              16.20
Basic industries                                                           14.10                               3.20
Capital goods                                                              12.80                               8.10
Energy                                                                     10.60                               6.50
Consumer non-durables                                                      10.30                              21.10
Health care                                                                 7.50                              12.50
Transportation                                                              4.70                               1.00
Technology                                                                  4.60                              19.50
Consumer durables                                                           3.60                               1.90

* The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is TowersData.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 35.8 percent of the fund's common stock holdings on March 31, 1999

--------------------------------------------------------------------------------------
HOLDINGS                                                                      PERCENT
--------------------------------------------------------------------------------------
1.          CORNING                       Engaged in the fiber-optics            5.4%
                                          business and the manufacture and
                                          sales of products made from
                                          specialty glasses and related
                                          inorganic materials for the
                                          specialty materials,
                                          communications and consumer
                                          product markets.

2.          XEROX CORP.                   Develops, manufactures, markets,       4.5%
                                          services and finances a complete
                                          range of documents processing
                                          products and services.

3.          AMERICAN HOME                 Manufactures and markets health        4.3%
            PRODUCTS                      care products, including
                                          pharmaceuticals, consumer health
                                          care products and medical
                                          supplies.

4.          FORD MOTOR                    Manufactures, assembles and sells      3.7%
                                          cars, trucks, and related parts
                                          and accessories, and is one of the
                                          largest financial providers in the
                                          U.S.

5.          BANKAMERICA                   Holding company with subsidiaries      3.2%
                                          engaged in full service retail and
                                          corporate banking, corporate
                                          finance, capital markets,
                                          investment advisory and trust, and
                                          other financial service
                                          activities.

6.          MOBIL CORP.                   Produces, transports, refines and      3.2%
                                          markets petroleum and natural gas
                                          and related products.

7.          BRISTOL-MYERS                 A diversified worldwide health and     3.1%
            SQUIBB CO                     personal care company whose
                                          principal businesses are
                                          pharmaceuticals, consumer
                                          products, nutritional and medical
                                          devices.

8.          FNMA                          Often referred to as "Fannie Mae,"     3.0%
                                          this is a private corporation
                                          federally chartered to provide
                                          financial products and services
                                          that increase the availability and
                                          affordability of housing to low,
                                          moderate and middle-income
                                          Americans.

9.          CSX                           Transportation company providing       2.7%
                                          rail, intermodal, ocean
                                          container-shipping, barging,
                                          trucking and contract logistics
                                          services worldwide.

10.         BELL ATLANTIC                 The premier provider of local          2.7%
                                          telecommunications and advanced
                                          services in the mid-Atlantic
                                          region.


*Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT OR
    CONVERTIBLE BONDS--3.7%                                                               NUMBER OF SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--1.4%

                                           Home Depot, Inc., 3.25%, 2001                       $   155         $   420
                                           -------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--2.3%

                                           EMC Corp., 3.25%, 2002                                  122             689
                                           -------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE BONDS--3.7%
                                           (Cost: $915)                                                          1,109
                                           -------------------------------------------------------------------------------
    PREFERRED STOCKS--2.6%

    COMMUNICATIONS--2.0%

                                           Qwest Trends Trust                                    9,450shs.         600
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--.6%

                                           Monsanto Co.                                          3,700             172
                                           -------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS--2.6%
                                           (Cost: $572)                                                            772
                                           -------------------------------------------------------------------------------
    COMMON STOCKS--93.4%

    CONSTRUCTION--4.2%

                                           Georgia Pacific Group                                 8,100             602

                                           Georgia Pacific Timber Group                          6,200             139

                                           Weyerhaeuser Co.                                      9,350             519
                                           -------------------------------------------------------------------------------
                                                                                                                 1,260
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--1.0%

                                           Rite Aid Corp.                                       12,400             310
                                           -------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--8.5%

                                           Avon Products, Inc.                                  15,700             739

                                           Colgate-Palmolive Co.                                 8,000             736

                                           H.J. Heinz Co.                                        8,700             412

                                           Philip Morris Cos.                                   19,650             691
                                           -------------------------------------------------------------------------------
                                                                                                                 2,578
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--13.3%

                                           Alltel Corp.                                          6,950             434

                                           Ameritech Corp.                                       3,200             185

                                           Bell Atlantic Corp.                                  14,950             773

                                           BellSouth Corp.                                      15,900             637

                                           Frontier Corp.                                       11,525             598

                                           GTE Corp.                                             9,500             575

                                           SBC Communications, Inc.                              6,500             306

                                           Sprint Corp.                                          5,300             520
                                           -------------------------------------------------------------------------------
                                                                                                                 4,028
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--6.9%

                                           Ford Motor Co.                                       18,525           1,051

                                           Lockheed Martin Corp.                                15,700             592

                                           Northrop Grumman Corp.                                7,600             455
                                           -------------------------------------------------------------------------------
                                                                                                                 2,098
--------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                               SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--8.4%

                                           Burlington Resources, Inc.                            4,200         $   168

                                           Chevron Corp.                                         5,175             458

                                           Conoco, Inc.                                          8,400             206

                                           Mobil Corp.                                          10,200             898

                                           Texaco, Inc.                                          7,425             421

                                           Williams Cos., Inc.                                  10,100             399
                                           -------------------------------------------------------------------------------
                                                                                                                 2,550
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--14.2%

                                           Banc One Corp.                                        7,125             392

                                           BankAmerica Corp.                                    12,866             909

                                           Boston Properties, Inc.                               5,700             180

                                           Chase Manhattan Corp.                                 7,150             581

                                           Equity Office Properties Trust                        7,150             182

                                           Federal National Mortgage Association                12,175             843

                                           First Union Corp.                                    13,715             733

                                           Spieker Properties, Inc.                              6,900             243

                                           US Bancorp                                            7,425             253
                                           -------------------------------------------------------------------------------
                                                                                                                 4,316
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--6.9%

                                           American Home Products Corp.                         18,700           1,220

                                           Bristol-Myers Squibb Co.                             13,750             884
                                           -------------------------------------------------------------------------------
                                                                                                                 2,104
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--19.1%
                                       (a) Boise Cascade Corp.                                   3,750             121

                                           Corning, Inc.                                        25,575           1,535

                                           Dow Chemical Co.                                      3,600             335

                                           E.I. du Pont de Nemours & Co.                        11,100             645

                                           Eastman Chemical Co.                                  3,400             143

                                           Emerson Electric Co.                                  3,000             159

                                           General Electric Co.                                  5,000             553

                                           Lyondell Petrochemical Co.                           31,625             433

                                           Parker-Hannifin Corp.                                 9,000             308

                                           Temple-Inland, Inc.                                   4,725             296

                                           Xerox Corp.                                          24,050           1,284
                                           -------------------------------------------------------------------------------
                                                                                                                 5,812
--------------------------------------------------------------------------------------------------------------------------

    METALS AND MINERALS--3.2%

                                           Allegheny Teledyne, Inc.                             20,825             394

                                           Oregon Steel Mills, Inc.                             24,000             251

                                           Reynolds Metals Co.                                   1,900              92

                                           USX-US Steel Group, Inc.                             10,300             242
                                           -------------------------------------------------------------------------------
                                                                                                                   979
--------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--4.4%

                                           CSX Corp.                                            19,900             775

                                           Norfolk Southern Corp.                               20,700             546
                                           -------------------------------------------------------------------------------
                                                                                                                 1,321
--------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.9%

                                           Duke Energy Corp.                                     2,550             139

                                           PacifiCorp                                            9,400             162

                                           TNP Enterprises, Inc.                                 4,800             138

                                           Unicom Corp.                                          4,025             147
                                           -------------------------------------------------------------------------------
                                                                                                                   586

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES
                                                                                            OR PRINCIPAL
                                                                                               AMOUNT           VALUE

    MISCELLANEOUS--1.4%

                                           Standard & Poor's 500 Depository Receipt
                                             Trust Series I                                      3,300         $   424
                                           -------------------------------------------------------------------------------
                                           TOTAL COMMON STOCK--93.4%
                                           (Cost: $27,184)                                                       28,366
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MONEY MARKET INSTRUMENTS--.3%
                                       (b) Repurchase Agreement   State Street Bank and
                                           Trust Company   dated 3/31/99, 4.88%, due
                                           4/1/99 (Cost: $103)                                 $   103              103
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $28,774)                                                      $30,350
                                           -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing securities.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $28,774,000 for federal income tax purposes at March 31, 1999, the gross unrealized appreciation was $3,030,000, the gross unrealized depreciation was $1,454,000 and the net unrealized appreciation on investments was $1,576,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1999 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $28,774)                                                 $30,350
-----------------------------------------------------------------------
Cash                                                                  1
-----------------------------------------------------------------------
Deferred organization expense                                        10
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                  221
-----------------------------------------------------------------------
  Fund shares sold                                                   84
-----------------------------------------------------------------------
  Dividends                                                          54
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 30,720
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               32
-----------------------------------------------------------------------
  Other payables and accrued expenses                                21
-----------------------------------------------------------------------
  Total liabilities                                                  53
-----------------------------------------------------------------------
NET ASSETS                                                      $30,667
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $30,153
-----------------------------------------------------------------------
Accumulated net realized loss on investments                     (1,058)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        1,576
-----------------------------------------------------------------------
Accumulated net investment loss                                      (4)
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $30,667
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 THIS PRICING OF SHARES
-----------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($14,172 /
  1,393 shares outstanding)                                      $10.18
-----------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)           $10.80
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($11,780 /
  1,158 shares outstanding)                                      $10.17
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($4,715 / 464
  shares outstanding)                                            $10.16
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the six months ending March 31, 1999 (unaudited)

----------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------
  Dividends                                                     $  340
----------------------------------------------------------------------
  Interest                                                          17
----------------------------------------------------------------------
    Total investment income                                        357
----------------------------------------------------------------------
Expenses:
  Management fee                                                    77
----------------------------------------------------------------------
  Distribution services fee                                         52
----------------------------------------------------------------------
  Administrative services fee                                       32
----------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                        86
----------------------------------------------------------------------
  Professional fees                                                 41
----------------------------------------------------------------------
  Reports to shareholders                                           25
----------------------------------------------------------------------
  Registration fee                                                   6
----------------------------------------------------------------------
  Amortization of organization expenses                              1
----------------------------------------------------------------------
  Trustees' fees and other                                           8
----------------------------------------------------------------------
    Total expenses before expense waiver                           328
----------------------------------------------------------------------
Less expenses waived and absorbed by investment manager           (115)
----------------------------------------------------------------------
    Total expenses after expense waiver                            213
----------------------------------------------------------------------
NET INVESTMENT INCOME                                              144
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------
  Net realized loss on sales of investments                       (621)
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           3,100
----------------------------------------------------------------------
Net gain on investments                                          2,479
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $2,623
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended March 31, 1999 (unaudited) and for the period ended September 30, 1998

                                                                 1999              1998(A)
------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
  Net investment income                                         $   144                82
------------------------------------------------------------------------------------------
  Net realized loss                                                (621)             (437)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           3,100            (1,524)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        2,623            (1,879)
------------------------------------------------------------------------------------------
Distribution from net investment income                            (154)              (76)
------------------------------------------------------------------------------------------
Net increase from capital share transactions                      9,635            20,418
------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     12,104            18,463
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------
Beginning of period                                              18,563               100
------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $6 for 1998)                                                 $30,667            18,563
------------------------------------------------------------------------------------------

(a) Commenced operations on January 30, 1998.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper U.S. Growth And Income Fund (the fund) is a diversified series of Kemper Securities Trust (the trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value

NOTES TO FINANCIAL STATEMENTS

                             per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1998, the fund had a tax basis net loss carryforward of approximately $407,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income quarterly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES
                             MANAGEMENT AGREEMENT. The fund has a management agreement with Scudder Kemper Investments, Inc. (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .60% of the first $250 million of average daily net assets declining to .53% of average daily net assets in excess of $2.5 billion. However, the fund incurred no management fee for the six months ended March 31, 1999, after an expense waiver by Scudder Kemper.

                             In addition, Scudder Kemper has agreed to temporarily absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $115,000 for the six months ended March 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 1999 are $2,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 1999 are $47,000, after an expense waiver by Scudder Kemper.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with

NOTES TO FINANCIAL STATEMENTS

                             financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred administrative services fees for the six months ended March 31, 1999, of $5,000 after an expense waiver by Scudder Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC) is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $60,000 for the six months ended March 31, 1999.

                             FUND ACCOUNTING AGENT. Scudder fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred accounting fees for the six months ended March 31, 1999, of $19,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $3,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS
                             For the six months ended March 31, 1999, investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $21,240

                             Proceeds from sales                          10,962

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                    SIX MONTHS ENDED                 PERIOD ENDED
                                                                     MARCH 31, 1999               SEPTEMBER 30, 1998
                                                                  --------------------           --------------------
                                                                  SHARES       AMOUNT            SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                       SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                      650       $6,439            1,058        $10,643
                                       ------------------------------------------------------------------------------
                                        Class B                      525        5,163              753          7,603
                                       ------------------------------------------------------------------------------
                                        Class C                      277        2,742              376          3,777
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                        9           89                5             48
                                       ------------------------------------------------------------------------------
                                        Class B                        4           38                2             16
                                       ------------------------------------------------------------------------------
                                        Class C                        2           19                1              7
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                     (234)      (2,331)            (104)        (1,024)
                                       ------------------------------------------------------------------------------
                                        Class B                      (96)        (939)             (29)          (300)
                                       ------------------------------------------------------------------------------
                                        Class C                     (158)      (1,585)             (38)          (352)
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                        5           54               --             --
                                       ------------------------------------------------------------------------------
                                        Class B                       (5)         (54)              --             --
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS             $9,635                         $20,418
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          ---------------------------
                                                    CLASS A
                                          ---------------------------
                                           SIX MONTHS      PERIOD
                                             ENDED          ENDED
                                           MARCH 31,    SEPTEMBER 30,
                                              1999         1998(a)
---------------------------------------------------------------------
---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------
Net asset value, beginning of period         $ 9.12          9.50
---------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .13           .07
---------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.07          (.38)
---------------------------------------------------------------------
Total from investment operations               1.20          (.31)
---------------------------------------------------------------------
Less distribution from net investment
  income                                        .14           .07
---------------------------------------------------------------------
Net asset value, end of period               $10.18          9.12
---------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 12.44%        (3.36)
---------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------
Expenses                                        .85%         1.36
---------------------------------------------------------------------
Net investment income                          1.93%         1.56
---------------------------------------------------------------------
---------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------
Expenses                                       2.09%         2.59
---------------------------------------------------------------------
Net investment income                           .69%          .33
---------------------------------------------------------------------

                                          ---------------------------
                                                   CLASS B
                                          ---------------------------
                                           SIX MONTHS      PERIOD
                                             ENDED          ENDED
                                           MARCH 31,    SEPTEMBER 30,
                                              1999         1998(a)
---------------------------------------------------------------------
---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------
Net asset value, beginning of period         $ 9.12          9.50
---------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .06           .03
---------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.06          (.38)
---------------------------------------------------------------------
Total from investment operations               1.12          (.35)
---------------------------------------------------------------------
Less distribution from net investment
  income                                        .07           .03
---------------------------------------------------------------------
Net asset value, end of period               $10.17          9.12
---------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.96%        (3.72)
---------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------
Expenses                                       1.08%         2.01
---------------------------------------------------------------------
Net investment income                          1.70%          .91
---------------------------------------------------------------------
---------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------
Expenses                                       3.09%         3.49
---------------------------------------------------------------------
Net investment loss                            (.31)%        (.57)
---------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------
                                                    CLASS C
                                           -------------------------
                                           SIX MONTHS      PERIOD
                                             ENDED          ENDED
                                           MARCH 31,    SEPTEMBER 30,
                                              1999         1998(A)
---------------------------------------------------------------------
---------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------
Net asset value, beginning of period         $ 9.12          9.50
---------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .06           .03
---------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.05          (.38)
---------------------------------------------------------------------
Total from investment operations               1.11          (.35)
---------------------------------------------------------------------
Less distribution from net investment
income                                          .07           .03
---------------------------------------------------------------------
Net asset value, end of period               $10.16          9.12
---------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.86%        (3.71)
---------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------
Expenses                                        .61%         1.99
---------------------------------------------------------------------
Net investment income                          2.17           .93
---------------------------------------------------------------------
---------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------
Expenses                                       2.60%         3.25
---------------------------------------------------------------------
Net investment income (loss)                    .18          (.33)
---------------------------------------------------------------------

---------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------
                                           SIX MONTHS      PERIOD
                                             ENDED          ENDED
                                           MARCH 31,    SEPTEMBER 31,
                                              1999         1998(A)
---------------------------------------------------------------------
---------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $30,667        18,563
---------------------------------------------------------------------
Portfolio turnover rate (annualized)             87%           93
---------------------------------------------------------------------

(a) Commenced operations on January 30, 1998.

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper agreed to temporarily waive certain operating expenses of the fund during the six months ended March 31, 1999. The Other ratios to average net assets are computed without this waiver. Data for the period ended March 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper U.S. Growth And Income Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      1,258,596   18,339    41,198

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

   Diversification

         For     Against   Abstain
      956,279     27,888    93,059

   Senior securities

         For     Against   Abstain
      956,279     27,888    93,059

   Concentration

         For     Against   Abstain
      955,965     28,203    93,059

   Underwriting of securities

         For     Against   Abstain
      956,279     27,888    93,059

   Investment in real estate

         For     Against   Abstain
      955,965     28,203    93,059

   Lending

         For     Against   Abstain
      956,279     27,888    93,059

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    CORNELIA SMALL
Trustee                           President                         Vice President

ARTHUR R. GOTTSCHALK              PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
FREDERICK T. KELSEY                                                 MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
KATHRYN L. QUIRK                                                    CAROLINE PEARSON
Trustee and Vice President        LORI J. ENSINGER                  Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     ELIZABETH C. WERTH
Trustee                           JAMES M. EYSENBACH                Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                                    BRENDA LYONS
Trustee                           THOMAS W. LITTAUER                Assistant Treasurer
                                  Vice President

                                  ANN M. MCCREARY
                                  Vice President

----------------------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
TRANSFER AGENT AND                    KEMPER SERVICE COMPANY
SHAREHOLDER SERVICE AGENT             P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza  Chicago, IL 60602-5808
                                      www.kemper.com


[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Value Style prospectus.
KUSGIF - 3 (5/24/99) 1074060